Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-Term Debt
16.       LONG-TERM DEBT

During November 2010, the Company entered into a loan facility agreement, which provides for a US$3.2 million credit facility and has a term of five years. Interest on borrowings under the agreement will be fixed at 6.70% per annum.

Borrowings under this agreement amounted to A$2.51 million (US$2.60 million) at December 31, 2012 owed to the financier by our wholly owned subsidiary are secured by certain equipment purchased by the Company. This debt matures in 2015 with the aggregate amount of payment obligations after December 31, 2012 as follows:

Year	A$000s

2013	310
2014	332
2015	1,867

Total	$2,509